UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

October 27, 2005

(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	63-1097283
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3760 River Run Drive Birmingham, Alabama	35243
(Address of principal executive offices)	(Zip Code)

(205) 970-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

As previously reported in a Current Report on Form 8-K dated October 27, 2005, PricewaterhouseCoopers LLP (“PwC”) notified the Chairman of the Audit Committee of the Board of Directors of Vesta Insurance Group, Inc. (the “Company”) that it would decline to stand for re-election as the Company’s independent registered public accounting firm after the completion of the following: (i) procedures regarding the financial statements of the Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the Form 10-K in which such financial statements will be included and (ii) procedures regarding the unaudited interim financial statements of the Company as of September 30, 2004 and for the quarter and nine-month periods then ended and the Form 10-Q in which such unaudited interim financial statements will be included. As of May 25, 2006, upon the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and the Company’s Form 10-Q for the quarter and nine-month period ended September 30, 2004, PwC completed such procedures and is no longer engaged as the Company’s independent registered public accounting firm.

The reports of PwC on the financial statements of the Company as of and for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for an explanatory paragraph regarding material uncertainty in the report dated May 24, 2006 on such financial statements indicating that the Company has suffered recurring losses from operations, has a net capital deficiency and is in default of certain covenants on its 8.75% Senior Debentures and 8.525% Deferred Capital Securities.

For the period from January 1, 2002 through May 25, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its report on the Company’s consolidated financial statements for such years and, other than the ten material weaknesses described in the Item 9A section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and in the Item 4 section of the Form 10-Q for the quarter and nine-month period ended September 30, 2004, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Company has authorized PwC to respond fully to any inquiries from the successor independent registered public accounting firm regarding these ten material weaknesses.

As previously reported in a Current Report on Form 8-K dated December 5, 2005, the Audit Committee of the Board of Directors of the Company engaged BDO Seidman LLP to serve as the Company’s independent registered public accounting firm to audit the financial statements of the Company as of and for the year ended December 31, 2005, including a review of the Company’s unaudited interim financial statements of the Company as of March 31, June 30 and September 30, 2005.

For the period from January 1, 2002 through May 25, 2006, neither the Company nor anyone on its behalf consulted with BDO Seidman regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement or a reportable event (as those terms are defined in Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

16.1	Letter from PricewaterhouseCoopers LLP

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of June 1, 2006.

VESTA INSURANCE GROUP, INC.

By:	/s/ Donald W. Thornton
Its:	Senior Vice President —
General Counsel and Secretary

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